Exhibit 4.3

INDENTURE

Dated as of                     , 201

between

FedEx Corporation, as Issuer,

The Guarantors Named Herein,

and

Wells Fargo Bank, National Association, as Trustee

DEBT SECURITIES

RECONCILIATION AND TIE BETWEEN

TRUST INDENTURE ACT OF 1939

(THE “TRUST INDENTURE ACT”) AND INDENTURE

Trust Indenture Act Section		Indenture Section

§310	(a)(1)	6.09
	(a)(2)	6.09
	(b)	6.08
§311	(a)	6.13
	(b)	6.13
§312	(a)	7.01 and 7.02
	(b)	7.02
	(c)	7.02
§313	(a)	7.03
	(b)	7.03
	(c)	7.03
	(d)	7.03
§314	(a)	7.04 and 10.05
	(c)(1)	1.02
	(c)(2)	1.02
	(e)	1.02
§315	(a)	6.01
	(b)	6.02
	(c)	6.01
	(d)	6.01
	(e)	5.14
§316	(a) (last sentence)	1.01
	(a)(1)(A)	5.02 and 5.12
	(a)(1)(B)	5.13
	(b)	5.08
	(c)	1.04
§317	(a)(1)	5.03
	(a)(2)	5.04
	(b)	10.03
§318	(a)	1.07

This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

NOTE:                  Section 318(c) of the Trust Indenture Act provides that the provisions of Sections 310-317 are a part of and govern every qualified indenture, whether or not physically contained therein.

TABLE OF CONTENTS*

*  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

		PAGE

ARTICLE 14
SINKING FUNDS

SECTION 14.01.	Applicability of Article	75
SECTION 14.02.	Satisfaction of Sinking Fund Payments with Securities	75
SECTION 14.03.	Redemption of Securities for Sinking Fund	76

ARTICLE 15
SECURITIES IN FOREIGN CURRENCIES

SECTION 15.01.	Applicability of Article	76

SCHEDULE I	List of Subsidiary Guarantors
SCHEDULE II	Form of Supplemental Indenture to Add Additional Guarantor
EXHIBIT A	Form of Guarantee

v

INDENTURE

INDENTURE, dated as of                           , 201  , between FedEx Corporation, a Delaware corporation (the “Company”), the Guarantors referred to below and Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior unsecured debentures, notes or other evidences of indebtedness, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided;

WHEREAS, the Guarantors named herein have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of guarantees of the Securities (as herein defined) and the Company’s obligations under this Indenture;

WHEREAS, all things necessary to make this Indenture a valid agreement of the Company and the Guarantors, in accordance with its terms, have been done; and

WHEREAS, this Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.  Definitions.  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(i)            the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(ii)           all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(iii)          all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” or “GAAP” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America as of the date of such computation, provided that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Company;

(iv)          the words “herein,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

(v)           any reference to a “Section” or an “Article” refers to a Section or an Article, as the case may be, of this Indenture;

(vi)          words importing any gender include the other genders;

(vii)         the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”; and

(viii)        references to agreements and other instruments include all amendments and other modifications to such agreements and instruments.

Certain terms used principally in certain Articles hereof are defined in those Articles.

“Act,” when used with respect to any Holder, has the meaning specified in Section 1.04.

“Additional Amounts” means any additional amounts that are required by this Indenture or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

“Board of Directors” means the board of directors of the Company or any duly authorized committee of the board of directors or any directors and/or officers of the Company to whom such board of directors or such committee shall have duly delegated its authority to act hereunder.

“Board Resolution” means a copy of one or more resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in the City of New York, the Place of Payment or the State of Tennessee are authorized or obligated by law, regulation or executive order to close.

“Capital Stock” of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Corporation.

“Company Request” or “Company Order” means a written request or order, as the case may be, signed in the name of the Company by its President or any Vice President and delivered to the Trustee.

“Consolidated Total Assets” as of any date means the consolidated total assets of a Person and its Subsidiaries as of such date determined on a consolidated basis in accordance with generally accepted accounting principles.

“Conversion Event” means the cessation of use of a Foreign Currency both by the government of the country or the confederation that issued such Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community or any currency unit or composite currency for the purposes for which it was established.

“Corporate Trust Office” means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of original execution of this Indenture is located at 150 East 42nd St, 40th Floor, New York, NY 10017, Attention: FedEx Corporation Administrator, Fax : (917) 260-1593, email raymond.dellicolli@wellsfargo.com.

“Corporation” includes corporations and limited liability companies and, except for purposes of Article 8, associations, national associations, companies (other than limited liability companies), joint stock companies and business trusts.

“Currency,” with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means Dollars or the Foreign Currency, as the case may be, in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

“Defaulted Interest” has the meaning specified in Section 3.07.

“Depositary” means, with respect to the Securities of any series issuable upon original issuance in whole or in part in the form of one or more Global Securities, The Depository Trust Company, New York, New York, or another clearing agency or any successor registered under the Exchange Act, or in the case of Global Securities to be held outside the United States, registered under applicable law, which, in each case, shall be designated by the Company as contemplated by Section 3.01.

“Dollars” means a dollar or other equivalent unit of legal tender for payment of debts in the United States of America.

“Event of Default” has the meaning specified in Section 5.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto, in each case as amended from time to time.

“Foreign Currency” means any currency, currency unit or composite currency, including the euro, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

“Global Security” means a Security bearing the legend specified in Section 2.03 evidencing all or part of a series of Securities, issued to the Depositary or its nominee with respect to such series and registered in the name of such Depositary or nominee.

“Government Obligations” means securities which are (x) direct full faith and credit obligations of the United States of America or the other government or governments in the confederation that issued the Foreign Currency in which the principal of or any premium or interest on any Security or any Additional Amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of the United States of America or such other government or governments, or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments, in each case where the payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, and which, in either case, are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal of or interest on or other amount with respect to the Government Obligation evidenced by such depository receipt.

“Guarantee” means the Guarantee made by each of the Guarantors as set forth in Article 12 hereof.

“Guarantor” means (i) each of the Persons listed on Schedule I attached hereto, each a Subsidiary of the Company, and (ii) each Person who becomes a Guarantor hereunder upon the execution of an indenture supplemental hereto, substantially in the form of Schedule II attached hereto, pursuant to Section 12.03, subject, however, in each case to the provisions of Section 12.04.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indebtedness” of any Person means indebtedness for borrowed money and indebtedness under purchase money liens or other conditional sales or similar title retention agreements, in each case where such indebtedness has been created, incurred, or assumed by such Person to the extent such indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, guarantees by such Person of such indebtedness, and indebtedness for borrowed money secured by any lien, pledge or other security interest or encumbrance upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness.

“Indenture” means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of each particular series of Securities established as contemplated by Section 3.01.

“Indexed Security” means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

“interest,” when used with respect to any Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 10.06, includes such Additional Amounts.

“Interest Payment Date,” with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Maturity,” with respect to any Security, means the date on which the principal of such Security, or an installment of principal or premium, if any, becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or repurchase or otherwise and includes any Redemption Date.

“Officers’ Certificate” means a certificate signed by the Chairman of the Board of Directors or the President or any Vice President of the Company, and attested by the Secretary or any Assistant Secretary of the Company, and delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be an employee of or counsel for the Company, or other counsel reasonably acceptable to the Trustee.

“Original Issue Discount Security” means any Security issued pursuant to this Indenture which provides for declaration of an amount less than the principal face amount thereof to be due and payable upon acceleration of the Maturity pursuant to Section 5.02.

“Outstanding,” when used with respect to Securities of any series, means, as of the date of determination, all Securities of such series theretofore authenticated and delivered under this Indenture, except:

(i)      Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(ii)      Securities for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(iii)      Securities for whose payment or redemption money or Government Obligations as contemplated by Section 13.04 in the necessary amount have been theretofore deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09) in trust for the Holders of such Securities in accordance with Section 13.05; and

(iv)      Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be equal to the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 5.02, (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in this Indenture, (iii) the principal amount of a Security denominated in a Foreign Currency shall be the Dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such

Security, and (iv) Securities owned by the Company or any other obligor or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the Trustee knows, meaning actual knowledge of a Responsible Officer, to be so owned shall be so disregarded.  Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor or any Affiliate of the Company or of such other obligor.

“Paying Agent” means any Person authorized by the Company to pay the principal of, or any premium or interest on, or any Additional Amounts with respect to, any Securities on behalf of the Company. The Company initially authorizes and appoints the Trustee as the Paying Agent for the Securities.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment,” with respect to the Securities of any series, means the place where the principal of, or any premium or interest on, or any Additional Amounts with respect to, the Securities of that series are payable as provided in or pursuant to this Indenture or such Securities.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Readily Marketable Securities” means securities for which a public market exists or which the Company reasonably believes can be reduced to cash within 12 months of the receipt thereof.

“Redemption Date,” with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

“Redemption Price,” with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture or such Security.

“Required SEC Filing” has the meaning specified in Section 7.04.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified in or pursuant to this Indenture or such Security as the “Regular Record Date.”

“Responsible Officer” means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case, who shall have direct responsibility for the administration of this Indenture.

“Securities” means any unsecured debentures, notes or other evidences of indebtedness, as the case may be, of any series authenticated and delivered from time to time under this Indenture, provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, “Securities” with respect to any such Person shall mean securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.05.

“60% Subsidiary Guarantor” means any Guarantor whose Consolidated Total Assets as of any determination date constitute more than 60% of the Consolidated Total Assets of the Company, determined as of the date of the most recent interim or fiscal year-end balance sheet of the Company filed with the Commission prior to such determination date.

“Special Record Date” for the payment of any Defaulted Interest on any Security means a date fixed by the Trustee pursuant to Section 3.07.

“Stated Maturity,” with respect to any Security or any installment of principal thereof or premium, if any, or interest thereon or any Additional Amounts with respect thereto, means the date established by or pursuant to this Indenture or such Security as the fixed date on which the principal of or premium, if any, on such Security or such installment of principal, premium or interest is, or such Additional Amounts are, due and payable.

“Subsidiary” means (i) any corporation more than 50% of the outstanding shares of voting stock of which shall at the time of determination be owned or controlled, directly or indirectly, by the Company or by one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, joint venture, association or similar business organization more than 50% of the ownership interests having power to direct the ordinary affairs thereof of which shall at the time of determination be so owned or controlled.  For the purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“10% Subsidiary Guarantor” means any Guarantor whose Consolidated Total Assets as of any determination date constitute more than 10% of the Consolidated Total Assets of the Company, determined as of the date of the most recent interim or fiscal year-end balance sheet of the Company filed with the Commission prior to such determination date.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder.  If at any time there is more than one such Person, “Trustee” shall mean such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of such series.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939, as amended, is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Vice President,” when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”

SECTION 1.02.  Compliance Certificates and Opinions.  Except as otherwise expressly provided in or pursuant to this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than an Officers’ Certificate required by Section 10.05, will comply with Section 314(e) of the Trust Indenture Act.

SECTION 1.03.  Form of Documents Delivered to Trustee.  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which the certificate or opinion is based are erroneous.  Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

SECTION 1.04.  Acts of Holders.  (a)  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing.  Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantors.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company and the Guarantors, if made in the manner provided in this Section.

(b)              The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

(c)              The ownership of Securities shall be proved by the Security Register.

(d)              If the Company shall solicit from the Holders of Securities of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, fix in advance a record date for the determination of Holders of Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so.  Any such record date shall be fixed at the Company’s discretion.  If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matters referred to in the foregoing sentence, such record date shall be the date 30 days prior to such first solicitation of Holders.  If such a record date is fixed, such request, demand, authorization, direction, notice, consent and waiver or other Act may be sought or given before or after the record date, but only the Holders of Securities of record at the close of business on such record date shall be deemed to be Holders of Securities for the purpose of determining whether Holders of the requisite proportion of Securities of such series Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Securities of such series Outstanding shall be computed as of such record date; provided that no such authorization, agreement, consent, waiver or other Act by the Holders of Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than 180 days after the applicable record date.

(e)              Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company or any Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.05.  Notices, Etc. to Trustee, Company and Guarantors.  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

(i)            the Trustee by any Holder or the Company or a Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

(ii)           the Company or a Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company at 942 South Shady Grove Road, Memphis, Tennessee 38120, Attention: Corporate Vice President and Treasurer, Fax:                       , email:                                      (with a copy to the Executive Vice President and General Counsel), or at any other address previously furnished in writing to the Trustee by the Company or a Guarantor, as applicable.

SECTION 1.06.  Notice to Holders; Waiver.  Where this Indenture or any Security provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed or by electronic communication in pdf format, first-class postage prepaid, to each Holder affected by such event, at the Holder’s address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  In any case where notice to Holders is given by mail or electronic communication in pdf format, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.  Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.07.  Conflict with Trust Indenture Act.  If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be part of and govern this Indenture, the latter provision shall control.  If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.08.  Effect of Headings and Table of Contents.  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09.  Successors and Assigns.  All covenants and agreements in this Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

SECTION 1.10.  Separability Clause.  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11.  Benefits of Indenture.  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12.  Governing Law; Consent to Jurisdiction.  This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York). To the fullest extent permitted by applicable law, the Company hereby irrevocably submits to the jurisdiction of any Federal or State court located in the Borough of Manhattan in The City of New York, New York in any suit, action or proceeding based on or arising out of or relating to this Indenture or any Securities and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court.  The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in an inconvenient forum.  The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company, and may be enforced in any courts to the jurisdiction of which the Company is subject by a suit upon such judgment, provided, that service of process is effected upon the Company in the manner specified herein or as otherwise permitted by law.

SECTION 1.13.  Legal Holidays.  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in any Security that specifically states that such provision shall apply in lieu hereof) payment of interest or principal (and premium, if any) or any Additional Amounts need not be made on such date, but may be made on the next succeeding Business Day at the Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue with respect to such payments for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

SECTION 1.14.  Language of Notices.  Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication (with a copy in English to be provided to the Trustee).

SECTION 1.15.  Counterparts.  This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture and signature pages for all purposes.

SECTION 1.16.  Exemption from Individual Liability.  No recourse under or upon any obligation, covenant or agreement contained in this Indenture or the Guarantees or in any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company, any Guarantor or any successor Corporation, either directly or through the Company or any Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture, the Guarantees and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employees, as such, of the Company, any Guarantor or any successor Corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or the Guarantees or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or the Guarantees or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

SECTION 1.17             Force Majeure.  In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

SECTION 1.18             U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee.  The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

SECTION 1.19. Waiver of Jury Trial.  Each of the Company, the Trustee and each Holder of a Security by its acceptance thereof, hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Indenture, the Securities or the transactions contemplated hereby.

ARTICLE 2
SECURITY FORMS

SECTION 2.01.  Forms Generally.  The Securities of each series (including the Trustee’s certification of authentication and the notation thereon relating to the Guarantees) issued pursuant to this Indenture shall be in the form as shall be established by or pursuant to a Board Resolution or as established in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture and any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

If any form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at the same time as or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

The definitive Securities may be produced in any manner determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall be issuable in registered form without coupons and shall not be issuable upon the exercise of warrants.

SECTION 2.02.  Form of Trustee’s Certificate of Authentication.  The Trustee’s Certificate of Authorization shall be in substantially the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date:	Wells Fargo Bank, National Association,
as Trustee

By:
Authorized Signatory

SECTION 2.03.  Global Securities.  Unless otherwise provided in or pursuant to this Indenture or any Security, the Securities shall be issued in permanent global form.  Any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges.  Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person as shall be specified therein or in the Company Order to be delivered pursuant to Section 3.03 or 3.04 with respect thereto.

Subject to the provisions of Section 3.03 and, if applicable, Section 3.04, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person specified therein or in the applicable Company Order.  If a Company Order pursuant to Section 3.03 or 3.04 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officers’ Certificate and need not be accompanied by an Opinion of Counsel.

Notwithstanding the provisions of Section 3.07, unless otherwise specified in or pursuant to this Indenture or any Securities, payment of principal of, any premium and interest on, and any Additional Amounts in respect of, any Security in global form shall be made to the Person specified therein.

Notwithstanding the provisions of Section 3.08 and except as provided in the preceding paragraph, the Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor and the Trustee shall treat as the Holder, the holder of such Global Security in registered form.

Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form (unless otherwise specified by the Depositary):

“This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary.  This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.”

ARTICLE 3
THE SECURITIES

SECTION 3.01.  Amount Unlimited; Issuable in Series.  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series.  There shall be established in or pursuant to a Board Resolution and (subject to Section 3.03) set forth, or determined in the manner provided, in an Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series (subject to the last paragraph of this Section 3.01):

(i)            the title of the Securities and the series in which such Securities shall be included (which shall distinguish the Securities of the series from all other Securities);

(ii)           any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

(iii)          the date or dates on which the principal of and premium, if any, on the Securities of the series is payable, or the method by which such date or dates shall be determined;

(iv)          the rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods, if any, by which such rate or rates shall be determined, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Interest Payment Date, the Person to whom any interest on any Security of the series shall be payable if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, whether and under what circumstances Additional Amounts on Securities of the series or any of them shall be payable, the notice, if any, to Holders regarding the determination of interest on a floating rate Security and the manner of giving such notice, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

(v)           the place or places where the principal of, any premium and interest on, and any Additional Amounts with respect to Securities of the series shall be payable, the Securities of the series may be presented for registration of transfer or exchange, and notices and demands to or upon the Company in respect of the Securities of the series may be made, if other than the Corporate Trust Office of the Trustee located in the city of New York, NY;

(vi)          whether any of such Securities are to be redeemable at the option of the Company and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

(vii)         the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation and any provisions for the remarketing of such securities so redeemed or purchased;

(viii)        if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

(ix)          if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or the method by which such portion is to be determined;

(x)           the application, if any, of either or both of Section 13.02 and Section 13.03 to the Securities of the series;

(xi)          if other than Dollars, the Foreign Currency in which payment of the principal of, any premium or interest on, or any Additional Amounts with respect to any Securities of the series shall be payable;

(xii)         if the principal of, any premium or interest on, or any Additional Amounts with respect to any Securities of the series are to be payable, at the election of the Company or a holder thereof, in a currency (including a composite currency) other than that in which the Securities are stated to be payable, the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency in which such Securities are stated to be payable and the currency in which such Securities or any of them are to be paid pursuant to such election, and any deletions from, additions to or modifications of the terms of this Indenture to provide for or to facilitate the issuance of Securities denominated or payable, at the election of the Company or a Holder thereof or otherwise, in a Foreign Currency;

(xiii)        if the amount of payments of principal of, any premium or interest on, or any Additional Amounts with respect to Securities of the series may be determined with reference to an index, formula, financial or economic measure or other method or methods (which index, formula, measure or method may be based on one or more currencies, commodities, equity indices or other indices), the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

(xiv)        whether any Securities of the series are to be issuable upon original issuance in the form of one or more Global Securities and, if so, (a) the Depositary with respect to such Global Security or Securities and (b) the circumstances under which any such Global Security may be exchanged for Securities registered in the name of, and any transfer of such Global Security may be registered to, a Person other than such Depositary or its nominee, if other than as set forth in Section 3.05;

(xv)         if the Securities of the series are to be convertible into or exchangeable for Capital Stock, other debt securities (including Securities), warrants, other equity securities or any other securities or property of the Company or any other Person, at the option of the Company or the Holder or on the occurrence of any condition or event, the terms and conditions upon which such Securities will be so convertible or exchangeable, and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such convertible or exchangeable Securities or the administration thereof;

(xvi)        any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to any Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

(xvii)       if any of such Securities are to be issuable in global form and are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

(xviii)      if there is more than one Trustee or a Trustee other than Wells Fargo Bank, National Association, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent or Authenticating Agent with respect to such Securities;

(xix)        the Depositary for Global Securities representing the Securities of such series, if other than The Depository Trust Company; and

(xx)         any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture) and any deletions from or modifications or additions to this Indenture in respect of such Securities.

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided by the Company in or pursuant to the Board Resolution referred to above and (subject to Section 3.03) set forth in the Officers’ Certificate referred to above or in any indenture supplemental hereto pertaining to such series of Securities.  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of the Board Resolution shall be delivered to the Trustee at the same time as or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.

Notwithstanding any contrary terms of this Section 3.01, the terms of the Securities of any series may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon telephonic or written order of persons designated in the Officers’ Certificate or supplemental indenture (telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with such Officers’ Certificate or any applicable supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Officers’ Certificate or supplemental indenture.  All Securities of any one series need not be issued at the same time and, unless otherwise provided by the Company, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities; provided that if any additional Securities in a series are not fungible with any other Securities in such series for U.S. federal income tax purposes, such additional Securities will have a separate CUSIP number.

SECTION 3.02.  Denominations.  Unless otherwise provided in or pursuant to this Indenture, the principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars.  The Securities of each series shall be issuable only in fully registered form without coupons in such denominations as shall be specified pursuant to Section 3.01.  In the absence of any such provision with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.  Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

SECTION 3.03.  Execution, Authentication, Delivery and Dating.  The Securities shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President, under its corporate seal reproduced thereon attested by its Secretary or any Assistant Secretary.  The signature of any of these officers on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signatures of individuals who were the proper officers of the Company when their signatures were affixed to such Securities shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with the Guarantees of the Guarantors endorsed thereon, executed by the Company and the Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities with the Guarantees endorsed thereon, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities.  If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions or indentures supplemental hereto as permitted by Sections 2.01 and 3.01, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, upon request, and (subject to Section 6.01) shall be fully protected in relying upon:

(a)           an Opinion of Counsel to the effect that:

(i)            if the form of such Securities has been established by or pursuant to a Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

(ii)           if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture;

(iii)          this Indenture has been qualified under the Trust Indenture Act; and

(iv)          that such Securities and the Guarantees of the Guarantors endorsed thereon, when such Securities have been authenticated and delivered by the Trustee and subject to any other conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and the Guarantors, respectively, enforceable against the Company and the Guarantors, respectively, in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders thereof to the benefits of this Indenture; and

(b)           an Officers’ Certificate stating that, to the best knowledge of the person executing such certificate, no event which is, or after notice or lapse of time would become, an Event of Default with respect to any of the Securities shall have occurred and be continuing.

Notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver an Opinion of Counsel, Officers’ Certificate or Company Order otherwise required hereunder at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by, or on behalf of, the Trustee or by the Authenticating Agent by manual signature of one of its authorized signatories.  Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights (including rights to be indemnified), duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

SECTION 3.04.  Temporary Securities.  Pending the preparation of definitive Securities of any series and the Guarantees, the Company may execute and deliver to the Trustee, and, upon Company Order, the Trustee shall authenticate and deliver in the manner provided in Section 3.03, temporary Securities with the Guarantees endorsed thereon which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as evidenced by their execution of such Securities.  Such temporary Securities may be in global form.

If temporary Securities of any series are issued, the Company will cause definitive Securities to be prepared without unreasonable delay.  After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations containing terms and provisions that are identical to those of any temporary Securities.  Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series.

SECTION 3.05.  Registration, Transfer and Exchange.  The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities.  The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment by the Company.  In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times.  There shall be only one Security Register and one Security Registrar for each series of Securities.

Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and containing identical terms and provisions.

At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series containing identical terms and provisions in any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency.  Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, with the Guarantees endorsed thereon, which the Holder making the exchange is entitled to receive.

All Securities and Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities with Guarantees of the Guarantors endorsed thereon shall be the respective valid obligations of the Company and the respective Guarantors, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or the Holder’s attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 3.06 or 11.07 not involving any transfer.

Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section 11.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to the Depositary or a nominee thereof or a custodian therefor (including the Trustee), and each such Global Security shall constitute a single Security for all purposes of this Indenture.

Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary (or its nominee) shall be treated by the Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor or the Trustee as the absolute owner of such Global Security for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary and its Agent Members or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

A Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 3.01, any Global Security of any series shall be exchangeable for definitive Securities only if: (a) such Depositary has notified the Company that it is unwilling, unable or ineligible to continue as Depositary with respect to such Global Security or if at any time the Depositary with respect to such Global Security ceases to be a clearing agency registered under the Exchange Act or, in the case of a Depositary outside the United States, registered under applicable law and, in each case, a successor Depositary is not appointed by the Company within 90 days after receipt of such notice or after it becomes aware of such condition, as the case may be, or (b) the Company executes and delivers to the Trustee a Company Order providing that such Global Security shall be so exchangeable and the transfer thereof so registrable.

If the beneficial owners of interests in a Global Security are entitled to exchange such interests for definitive Securities as the result of an event described in the preceding sentence, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities with the Guarantees endorsed thereon in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of such Global Security, executed by the Company.  On or after the earliest date on which such interests may be so exchanged, such Global Security shall be surrendered from time to time by the Depositary and in accordance with instructions given to the Trustee and the Depositary (which instructions shall be in writing but need not be contained in or accompanied by an Officers’ Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company’s agent for such purpose, to be exchanged, in whole or in part, for definitive Securities with the Guarantees endorsed thereon as described above without charge.

The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered Global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor with the Guarantees endorsed thereon as the portion of such Global Security to be exchanged, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities of the same series to be redeemed and ending on the relevant Redemption Date.

Promptly following any such exchange in part, such Global Security shall be returned by the Trustee to such Depositary in accordance with the instructions of the Company referred to above.  If a Security is issued in exchange for any portion of a Global Security after the close of business at the office or agency for such Security where such exchange occurs on or after (i) any Regular Record Date for such Security and before the opening of business at such office or agency on the next Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Global Security shall be payable in accordance with the provisions of this Indenture.

SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities.  If (i) any mutilated Security is surrendered to the Trustee or if there shall be delivered to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) there shall be delivered to the Company and the Trustee such indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series with the Guarantees endorsed thereon containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series and Guarantee issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute a separate obligation of the Company and the respective Guarantors, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series and Guarantees duly issued hereunder.

The provisions of this Section, as amended or supplemented pursuant to this Indenture, are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.07.  Payment of Interest; Interest Rights Preserved.  Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, any interest on and any Additional Amounts with respect to any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, any interest on and any Additional Amounts with respect to any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted

Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

(i)            The Company may elect to make payment of any Defaulted Interest to the Person in whose name the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner.  The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment.  Such money when deposited will be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided.  Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment.  The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series (or their respective Predecessor Securities) at the Holder’s address as it appears in the Security Register, not less than 10 days prior to such Special Record Date.  Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

(ii)           The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Unless otherwise provided in or pursuant to this Indenture or the Securities of any particular series pursuant to the provisions of this Indenture, at the option of the Company, interest on Securities may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Subject to the foregoing provisions of this Section and Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.08.  Persons Deemed Owners.  Prior to due presentment of a Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 3.05 and 3.07) interest on and any Additional Amounts with respect to such Security and for all other purposes whatsoever, whether or not any payment with respect to such Security shall be overdue, and neither the Company, the Guarantors, the Trustee nor any agent of the Company, a Guarantor or the Trustee shall be affected by notice to the contrary.

No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Guarantors, the Trustee, and any agent of the Company, a Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever.  None of the Company, the Guarantors, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 3.09.  Cancellation.  All Securities surrendered for payment, redemption, registration of transfer, exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee at its Corporate Trust Office and any such Securities, as well as Securities surrendered directly to the Trustee for any such purpose, shall be canceled by the Trustee.  The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Trustee (or to an Authenticating Agent for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be canceled by the Trustee.  No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by or pursuant to this Indenture.  All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures.

SECTION 3.10.  Computation of Interest.  Except as otherwise specified pursuant to Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months and interest on the Securities of any series for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the number of days elapsed in any partial month.

SECTION 3.11.  Paying Agent.  Any Paying Agents will be identified in accordance with Section 3.01, except for the Trustee, who has been appointed as Paying Agent for the Securities as provided in the definition of “Paying Agent” contained in Section 1.01.  The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent; however, the Company at all times is required to maintain a Paying Agent in each Place of Payment for each series of Securities.

SECTION 3.12.  CUSIP Numbers.  The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.  The Company shall promptly notify the Trustee in writing of any change in the “CUSIP” numbers.

ARTICLE 4
SATISFACTION AND DISCHARGE

SECTION 4.01.  Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities), and the Trustee on receipt of the Company Request, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when:

(a)           either

(i)            all Securities of such series theretofore authenticated and delivered (other than (A) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (B) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

(ii)           all such Securities not theretofore delivered to the Trustee for cancellation:

(A)          have become due and payable, or

(B)          will become due and payable at their Stated Maturity within one year, or

(C)          if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of, any premium and interest on and any Additional Amounts with respect to such Securities, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(b)        the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(c)        the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, stating that all conditions precedent herein relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of any series, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (i) of this Section, the obligations of the Company and the Guarantors under Sections 3.05, 3.06, 4.02 and 10.02 and the last paragraph of Section 10.03, and the obligation to pay Additional Amounts, if any, with respect to such Securities as contemplated by Section 10.06 (but only to the extent that any Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 4.01(a)(ii)), shall survive.

SECTION 4.02.  Application of Trust Money.  Subject to the provisions of the last paragraph of Section 10.03, all money and Government Obligations deposited with the Trustee pursuant to Section 4.01 or Article 13 shall be held in trust and applied by it, in accordance with the provisions of the Securities of the series for which such deposit was made and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium, interest and Additional Amounts for whose payment such money and Government Obligations has been deposited with the Trustee; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

ARTICLE 5
REMEDIES

SECTION 5.01.  Events of Default.  “Event of Default,” wherever used herein with respect to the Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is specifically deleted or modified in or pursuant to an indenture supplemental hereto, Board Resolution or Officers’ Certificate establishing the terms of such series pursuant to this Indenture:

(a)        default in the payment of any interest upon any Security of such series, or any Additional Amounts payable with respect thereto, when the interest or Additional Amounts become due and payable, and continuance of such default for a period of 30 days;

(b)        default in the payment of the principal of or premium, if any, on any Security of such series at its Maturity;

(c)        default in the deposit of any sinking fund payment when and as due by the terms of a Security of such series, subject to any cure period specified in any Security of such series;

(d)        default in the performance, or breach, in any material respect, of any covenant, agreement or warranty of the Company or any Guarantor in this Indenture (other than a covenant, agreement or warranty a default in the performance or the breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than such series) and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company and such Guarantor by the Trustee or to the Company, such Guarantor and the Trustee by the Holders of not less than a majority in principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;

(e)        the entry by a court having jurisdiction of a decree or order adjudging the Company or a 60% Subsidiary Guarantor bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or a 60% Subsidiary Guarantor under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a 60% Subsidiary Guarantor or of any substantial part of any of their respective property, or ordering the winding up or liquidation of any of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;

(f)        the commencement by the Company or a 60% Subsidiary Guarantor of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or similar law or of a voluntary proceeding to be adjudicated a bankrupt or insolvent, or the consent by any of them to the entry of a decree or order for relief in respect of the Company or such 60% Subsidiary Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of bankruptcy or insolvency case or proceeding against any of them, or the filing by any of them of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by any of them to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a 60% Subsidiary Guarantor or of any substantial part of any of their respective property, or the making by any of them of a general assignment for the benefit of creditors, or the admission by any of them in writing of their inability to pay their respective debts generally as they become due, or the taking of corporate action by the Company or a 60% Subsidiary Guarantor in furtherance of any such action; or

(g)        any other Event of Default provided pursuant to Section 3.01 with respect to Securities of such series.

SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment.  If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than a majority in principal amount of the Outstanding Securities of such series may declare the principal amount of all the Securities of such series (or, if any Securities of such series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the

Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for the payment of the money due has been obtained by the Trustee as hereinafter provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

(i)            the Company has paid or deposited with the Trustee a sum sufficient to pay:

(A)          all overdue installments of interest on and any Additional Amounts with respect to all Securities of such series;

(B)          the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by the Securities of such series and any Additional Amounts with respect thereto;

(C)          to the extent that payment of such interest is lawful, interest upon overdue interest or Additional Amounts at the rate or rates borne by the Securities of such series; and

(D)          all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(ii)           all Events of Default with respect to the Securities of such series, other than the non-payment of the principal of Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee.  The Company covenants that if:

(i)            default is made in the payment of any interest on any Securities, or any Additional Amounts payable with respect thereto, when such interest or Additional Amounts become due and payable and such default continues for a period of 30 days, or

(ii)           default is made in the payment of the principal of (or premium, if any, on) any Securities at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium, interest and Additional Amounts and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest or Additional Amounts, at the rate or rates borne by such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts owing to the Trustee under Section 6.07.

If the Company fails to pay such amounts forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sum so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities of such series by such judicial proceedings as the Trustee shall deem appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

SECTION 5.04.  Trustee May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, premium, interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(i)            to file and prove a claim for the whole amount (or such lesser amount as may be provided for in the Securities of such series) of principal and any premium, interest and Additional Amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(ii)           to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

SECTION 5.05.  Trustee May Enforce Claims Without Possession of Securities.  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.06.  Application of Money Collected.  Any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium, interest or Additional Amounts, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST:  To the payment of all amounts due the Trustee under Section 6.07;

SECOND:  To the payment of the amounts then due and unpaid for principal of and any premium, interest and Additional Amounts on the

Securities of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium, interest and Additional Amounts, respectively; and

THIRD:  To the payment of the remainder, if any, to the Company or as directed by order of an arbitrator, court or governmental agency.

SECTION 5.07.  Limitation on Suits.   No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(i)            such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

(ii)           the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(iii)          such Holder or Holders have offered to the Trustee indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)          the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceedings; and

(v)           no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not any such actions or forbearances on the part of any Holder or Holders are unduly prejudicial to such other Holder or Holders).

SECTION 5.08.  Unconditional Right of Holders to Receive Principal, Premium and Interest.  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Sections 3.05 and 3.07) interest on, and any Additional Amounts with respect to, such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.09.  Restoration of Rights and Remedies.   If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10.  Rights and Remedies Cumulative.  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11.  Delay or Omission Not Waiver.  No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.  Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12.  Control by Holders.  The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

(i)            such direction shall not be in conflict with any rule of law or with this Indenture or with such Securities;

(ii)           the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

(iii)          subject to the provisions of Sections 6.01 and 6.03, the Trustee need not take any action that the Trustee determines in good faith would be prejudicial to the Holders of such series not consenting, would involve the Trustee in personal liability or would adversely affect its rights to be indemnified hereunder.

SECTION 5.13.  Waiver of Past Defaults.  The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

(i)            in the payment of the principal of, any premium or interest on, or any Additional Amounts with respect to, any Security of such series, or

(ii)           in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist with respect to such series, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14.  Undertaking for Costs.  All parties to this Indenture agree, and each Holder of any Security by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted to be taken by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on or Additional Amounts, if any, with respect to any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 5.15.  Waiver of Stay or Extension Laws.  Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE 6
THE TRUSTEE

SECTION 6.01.  Certain Duties and Responsibilities.

(a) The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act and as set forth herein.  Except during the continuance of an Event of Default,

(i)        the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii)       the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(b)        In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(c)        No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct; except that:

(i)           this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

(ii)          the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)         the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

(iv)        no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)        Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.02.  Notice of Defaults.  Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on or any Additional Amount or sinking fund installment with respect to, any Security of such series, the Trustee shall be protected in withholding such notice if and so long as it in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.01(d) with respect to the Securities of such series no such notice to Holders shall be given until at least 60 days after the occurrence thereof.  For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 6.03.  Certain Rights of Trustee.  Subject to the provisions of Section 6.01:

(a)        the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)        any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c)        whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;

(d)        the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)        the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities which might be incurred by it (including reasonable attorneys’ fees and expenses) in compliance with such request or direction;

(f)        the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall reasonably determine to make such further inquiry or investigation, it shall be entitled to examine during business hours and upon reasonable notice, the relevant books, records and premises of the Company, personally or by agent or attorney and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(g)        the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h)        the rights, privileges, immunities and benefits given to the Trustee hereunder, including its right to be indemnified, are extended to and shall be enforceable by, the Trustee in each of its capacities hereunder;

(i)         the Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default with respect to the Securities of any series, except an Event of Default under Section 501(a), (b) or (c) (provided that the Trustee is the Paying Agent with respect to the Securities of such series), unless (A) a Responsible Officer has actual knowledge of such default or Event of Default or (B) written notice of such default or Event of Default has been given to the Trustee at the Corporate Trust Office by the Company or by any Holder in accordance with the provisions hereof and such notice references the Securities of such series and this Indenture;

(j)         the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

(k)        in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(l)         the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture;

(m)      neither the Trustee nor the Company shall have any responsibility or liability for any actions taken or not taken by the Depositary.

SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities.  The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Guarantees, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate in all material respects, subject to the qualifications set forth therein.  The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.05.  May Hold Securities.  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 6.06.  Money Held in Trust.  Except as otherwise expressly provided herein, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law.  The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 6.07.  Compensation and Reimbursement.  The Company agrees:

(i)            to pay to the Trustee from time to time such compensation for all services rendered by it hereunder in such amounts as the Company and the Trustee shall agree in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(ii)           except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

(iii)          to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense, including reasonable fees and expenses of counsel, incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim (whether asserted by the Company, a Guarantor, a Holder, or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the Trustee’s negligence or willful misconduct.

The Trustee shall notify the Company promptly of any claim for which it may seek indemnity under this Section 6.07.  The Company shall defend the claim and the Trustee shall cooperate in the defense.  The Trustee may have separate counsel and, in the event the subject matter of the claim involves a conflict of interest between the Company and the Trustee, the Company shall pay the reasonable fees and expenses of such counsel.  The Company need not pay for any settlement made without its consent.

If the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(e) or (f), the expenses so incurred and the compensation for services so rendered are intended to constitute expenses of administration under the United States Bankruptcy Code or any other similar foreign, federal or state law for the relief of debtors.

The obligations of the Company under this Section 6.07 shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

SECTION 6.08.  Conflicting Interests.  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.09.  Corporate Trustee Required; Eligibility.  There shall at all times be a Trustee hereunder which shall:

(i)            be a Corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia and authorized under such laws to exercise corporate trust powers;

(ii)           be eligible under Section 310(a) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act; and

(iii)          have a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority.

If such Corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10.  Resignation and Removal; Appointment of Successor.     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11 and of the Trust Indenture Act.

(b)           The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company.  If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(c)           The Trustee may be removed at any time with respect to the Securities of any series by the Company or by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee, and to the Company in the case of an Act of the Holders. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after removal, the removed Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(d)           If at any time:

(i)            the Trustee shall fail to comply with the obligations imposed upon it under Section 6.08 with respect to the Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months;

(ii)           the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder; or

(iii)          the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by or pursuant to a Company Order, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

(e)           If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Company Order, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11.

If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of 75% in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company.

If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f)            The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register.  Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 6.11.  Acceptance of Appointment by Successor.  (a) In case of the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or such successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b)           In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and such successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which,

(i)            shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates,

(ii)          if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and

(iii)         shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee,

it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(c)        Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d)        No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business.  Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to or purchasing all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.  In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13.  Preferential Claims.  Reference is made to Section 311 of the Trust Indenture Act.  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).  For purposes of Section 311(b)(4) and (6) of such Act:

(i)            “cash transaction” means any transaction in which full payment for goods or securities sold is required to be made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

(ii)           “self-liquidating paper” means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company (or any such obligor) for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company (or any such obligor) arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 6.14.  Appointment of Authenticating Agent.  The Trustee may appoint an Authenticating Agent or Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issuance and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.  Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor Authenticating Agent hereunder, provided that such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving 30 days’ written notice thereof to the Trustee and to the Company.  The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register.  Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.  No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation as agreed upon from time to time by the Company and such Authenticating Agent in writing for its services under this Section.

If an Authenticating Agent is appointed with respect to one or more series pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date:	Wells Fargo Bank, National Association, as Trustee

By:
As Authenticating Agent

By:
Authorized Signatory

ARTICLE 7
HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01.  Company to Furnish Trustee Names and Addresses of Holders.  The Company will furnish or cause to be furnished to the Trustee:

(i)            semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the preceding January 1 or July 1, as the case may be, and

(ii)           at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar for Securities of a series, no such list shall be required to be furnished with respect to such series of Securities.

SECTION 7.02.  Preservation of Information; Communications to Holders.

(a)        The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of the Securities of each series contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of such Holders received by the Trustee in its capacity as Security Registrar.  The Trustee may dispose of any list of the Holders of Securities of any series furnished to it as provided in Section 7.01 upon receipt of a new list of such Holders.

(b)        The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

(c)        Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under the Trust Indenture Act.

SECTION 7.03.  Reports by Trustee.  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

(b)           If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture, transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report, dated as of such May 15, which complies with the provisions of Section 313(a) of the Trust Indenture Act.

(c)           A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company.  The Company will promptly notify the Trustee in writing when any Securities are listed on any stock exchange and of any delisting thereof.

SECTION 7.04.  Reports by Company.  The Company (and, as applicable, any Guarantor) shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided, however, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (each, a “Required SEC Filing” and collectively, the “Required SEC Filings”) shall be filed with the Trustee within fifteen (15) days after the same is filed with the Commission; further provided that the Company’s obligation to so file each such Required SEC Filing with the Trustee shall not arise unless and until such Required SEC Filing has been filed with the Commission. Delivery of any such reports, information and documents by the Company (or any Guarantor) to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates). The Trustee acknowledges and agrees that materials transmitted electronically by the Company (or any

Guarantor) to the Trustee shall be deemed filed with the Trustee for purposes of this Section 7.04.

ARTICLE 8
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.01.  Company May Consolidate, Etc. on Certain Terms.  The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets as, or substantially as, an entirety to any Person unless:

(a)        the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company as, or substantially as, an entirety shall be a Corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, any premium and interest on and any Additional Amounts with respect to all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

(b)        immediately after giving effect to such transaction, no Event of Default, or event which after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

(c)        the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this  Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.02.  Successor Corporation Substituted.  Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company as, or substantially as, an entirety to any Person in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person has been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

ARTICLE 9
SUPPLEMENTAL INDENTURES

SECTION 9.01.  Supplemental Indentures Without Consent of Holders.  Without the consent of any Holders, the Company, the Guarantors and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a)        to evidence the succession of another Person to the Company or any Guarantor and the assumption by any such successor of the covenants of the Company or such Guarantor herein and in the Securities or such Guarantee, as the case may be;

(b)        to add to the covenants of the Company or any Guarantor for the benefit of the Holders of all or any series of Securities (and, if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or any Guarantor;

(c)        to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and, if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series) with respect to Securities of any or all series;

(d)        to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities; provided, however, that if such addition, change or elimination shall adversely affect in any material respect the interests of Holders of Securities of any series, such addition, change or elimination shall become effective with respect to such series only when no such Security of such series remains Outstanding;

(e)        to secure the Securities of any or all series;

(f)        to add new Guarantors pursuant to Section 12.03;

(g)        to provide for the release of any Guarantor pursuant to Section 12.04;

(h)        to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect;

(i)         to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form;

(j)         to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01;

(k)        to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11;

(l)         to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth;

(m)      to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article 13, provided that no such supplement shall materially adversely affect the interests of the Holders of any Securities then Outstanding;

(n)        to make provisions with respect to conversion or exchange rights of Holders of Securities of any series;

(o)        to comply with the requirements of the Commission to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

(p)        to amend or supplement any provision contained herein or in any supplemental indenture, provided that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Securities then Outstanding.

SECTION 9.02.  Supplemental Indentures with Consent of Holders.  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture (voting as a single class), by Act of said Holders delivered to the Company, the Guarantors and the Trustee, the Company, the Guarantors and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(a)        change the Stated Maturity of the principal of, or any premium or installment of interest on or any Additional Amounts with respect to, any such

Security, or reduce the principal amount thereof, any interest thereon or any Additional Amounts with respect thereto, or any premium payable upon the redemption thereof or otherwise, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change any Place of Payment where, or the currency in which, any such Security or any premium or interest thereon or any Additional Amounts with respect thereto is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

(b)        reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of those Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

(c)         modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

(d)        if the Securities of any series are convertible or exchangeable into or for other securities or property, make any change that adversely affects the right to convert or exchange any Security of such series (except as permitted by Section 9.01) or decrease the conversion or exchange rate or increase the conversion price of any such Security of such series, unless such decrease or increase is permitted by the terms of such Security.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities or any other series.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.03.  Execution of Supplemental Indentures.  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Officers’ Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture is the valid and binding obligation of the Company and any Guarantor party thereto, enforceable against the Company and any Guarantor party thereto in accordance with its terms.  The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04.  Effect of Supplemental Indentures.  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.05.  Conformity with Trust Indenture Act.  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 9.06.  Reference in Securities to Supplemental Indentures.  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture.  If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE 10
COVENANTS

SECTION 10.01.  Payment of Principal and Any Premium, Interest and Additional Amounts.  The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of, any premium and interest on and any Additional Amounts with respect to the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 10.02.  Maintenance of Office or Agency.  The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, where Securities of such series that are convertible or exchangeable may be surrendered for conversion or exchange, and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served.  Unless otherwise specified with respect to any

Securities pursuant to Section 3.01, the Company hereby designates as the Place of Payment for each series of Securities the Borough of Manhattan, the City of New York, and the Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purpose.  The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency.  If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes.  The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Unless otherwise specified with respect to any Securities pursuant to Section 3.01, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent; provided, however, that the requirement to maintain at least one exchange rate agent shall not apply when the Securities of any series are both denominated in and payable in the same Foreign Currency.

SECTION 10.03.  Money for Securities Payments to Be Held in Trust.  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, any premium or interest on or any Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of, any premium or interest on or any Additional Amounts with respect to any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal  or any premium, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such

Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(i)            hold all sums held by it for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

(ii)           give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal of, any premium or interest on or any Additional Amounts with respect to the Securities of such series; and

(iii)          at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or received by the Trustee (or another trustee satisfying the requirements of Section 6.09) in respect of Government Obligations deposited with the Trustee (or such other trustee) pursuant to Section 13.04, or then held by the Company, in trust for the payment of the principal of, any premium or interest on or Additional Amounts with respect to any Security of any series and remaining unclaimed for two years after such principal, premium, interest or Additional Amounts has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust.  The Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may publish, at the Company’s expense, in the English language, in a newspaper customarily published on each Business Day and of general circulation in the City of New York, New York, or to be mailed to such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the earlier of the date of such publication or such mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.04.  Corporate Existence.  Subject to Article 8, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the foregoing shall not obligate the Company to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of its business.

SECTION 10.05.  Statement as to Default.  If any Securities are Outstanding under this Indenture, the Company will deliver to the Trustee, within 120 days after the end of each fiscal year ending after the date hereof, an Officers’ Certificate stating as to whether or not to such officer’s knowledge the Company is in compliance (without regard to any period of grace or requirement of notice) with all conditions and covenants of this Indenture.  The officer executing such certificate shall be the Company’s principal executive officer, principal financial officer or principal accounting officer and such certificate need not comply with Section 1.02 of this Indenture.

SECTION 10.06.  Additional Amounts.  If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security Additional Amounts as provided in or pursuant to this Indenture or such Securities.  Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers’ Certificate, the Company shall furnish to the Trustee and the Paying Agent, if other than the Trustee, an Officers’ Certificate instructing the Trustee and such Paying Agent whether such payment of principal of and any premium or interest on the Securities of such series shall be made to

Holders of Securities of such series who are United States aliens (as demonstrated by delivery of appropriate tax forms) without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series.  If any such withholding shall be required, then such Officers’ Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities.

SECTION 10.07.  Application of Proceeds upon Release of a 10% Subsidiary Guarantor.  The Company will not enter into any transaction which would result in the release pursuant to Section 12.04 of the Guarantee of any Guarantor which would be a 10% Subsidiary Guarantor on the date such Guarantee is released, unless at least 75% of the proceeds from such transaction consist of any combination of: (i) cash (including assumption by the acquiror of any Indebtedness of the Company or its Subsidiaries) or Readily Marketable Securities, (ii) property or assets (other than current assets) of a nature or type similar or related to the nature or type of the property or assets of the Company and its Subsidiaries existing on the date such transaction is consummated and (iii) interests in Persons or businesses having property or assets or engaged in businesses similar or related to the nature or type of the property or assets or businesses of the Company and its Subsidiaries on the date such transaction is consummated.  In the event that the net proceeds from the sale or other disposition of a 10% Subsidiary Guarantor consist of cash or Readily Marketable Securities, the Company shall apply, within 12 months of the consummation of such sale or other disposition, an amount equal to 100% of the fair market value, as determined in good faith by the Board of Directors, of such net proceeds to (i) repay unsubordinated Indebtedness of the Company or any Guarantor, in each case owing to a Person other than an Affiliate of the Company, (ii) invest in property or assets (other than current assets) of a nature or type similar or related to the nature or type of the property or assets of the Company and its Subsidiaries existing on the date of such investment or (iii) invest in a Person or business having property or assets or engaged in a business similar or related to the nature or type of the property or assets or businesses of the Company and its Subsidiaries on the date of such investment.

SECTION 10.08.  Waiver of Certain Covenants.  Except as otherwise specified as contemplated by Section 3.01 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 3.01(xvi), 9.01(b) or 9.01(j) for the benefit of the Holders of such series or in Section 10.04, if the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 10.09.  Calculation of Original Issue Discount.  In the event that Securities are issued with original issue discount for U.S. federal income tax purposes, upon the reasonable written request of the Trustee, the Company shall (i) provide to the Trustee on a timely basis a copy of any Internal Revenue Service Form 8281, Information Return for Publicly Offered Original Issue Discount Obligations (or any successor form) filed by the Company with the Internal Revenue Service with respect to such Securities and (ii) use commercially reasonable efforts to provide the Trustee on a timely basis any other information relating to original issue discount with respect to such Securities reasonably requested by the Trustee in order to comply with any information reporting obligations of the Trustee.

ARTICLE 11
REDEMPTION OF SECURITIES

SECTION 11.01.  Applicability of Article.  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 3.01 for Securities of any series) in accordance with this Article 11.

SECTION 11.02.  Election to Redeem; Notice to Trustee.  The election of the Company to redeem any Securities shall be evidenced by a Company Order or in another manner specified as contemplated by Section 3.01 for such Securities.  In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed.  In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction or condition.

SECTION 11.03.  Selection by Trustee of Securities to Be Redeemed.  If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.  If less than all of the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part.  In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.04.  Notice of Redemption.  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the Holder’s address appearing in the Security Register.  If mailed in the manner herein provided, such notice shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.  Failure to give notice by mailing in the manner herein provided to the Holder of any Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

All notices of redemption shall state:

(i)            the Redemption Date;

(ii)           the Redemption Price;

(iii)          if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed;

(iv)          that on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

(v)           the place or places where such Securities are to be surrendered for payment of the Redemption Price;

(vi)          that the redemption is for a sinking fund, if such is the case;

(vii)         in case any Security is to be redeemed in part only, that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed; and

(viii)        subject to the provisions of Section 3.12, the CUSIP number, if any, of the Securities to be redeemed.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, on Company Request, by the Trustee in the name and at the expense of the Company.

SECTION 11.05.  Deposit of Redemption Price.  On or before 11:00 a.m. New York time on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 11.06.  Securities Payable on Redemption Date.  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest.  Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that unless otherwise specified as contemplated by Section 3.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section 3.07.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 11.07.  Securities Redeemed in Part.  Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or the Holder’s attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

If a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

ARTICLE 12
GUARANTEE OF SECURITIES

SECTION 12.01.  Unconditional Guarantee.  Each of the Guarantors hereby fully and unconditionally, jointly and severally, guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of and any premium or interest on the Securities will be duly and punctually paid in full when due, whether at maturity, upon redemption, by acceleration or otherwise, and (to the extent permitted by law) interest on the overdue principal, premium and interest, if any, on the Securities and all other obligations of the Company or the Guarantors to the Holders or the Trustee hereunder or thereunder (including fees, expenses or other) and all other obligations under this Indenture or the Securities will be duly and punctually paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations under this Indenture or the Securities or any change in the time, manner or place of payment of, or in any other term in respect thereof, or waiver of or consent to any departure from any other agreement relating to any obligations under this Indenture or the Securities, the same will be duly and punctually paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.  Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders, for whatever reason, the Guarantors shall be obligated to pay, or to perform or cause the performance of, the same immediately.  An Event of Default under this Indenture or the Securities shall constitute an event of default under this Guarantee and shall entitle the Holders of Securities to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

The Guarantors hereby agree that their obligations hereunder shall be absolute and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are expressly hereby waived by the Guarantors) whether by reason of any claim of any character whatsoever, including any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to any Guarantor or otherwise, whether based upon any obligations or any other agreement or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same, any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the Securities or other obligations under this Indenture, whether or not a Guarantee is affixed to any particular Security, any insolvency, bankruptcy, reorganization or dissolution, or any other proceeding of the Company, or any Guarantor, including rejection of any Guarantee in such bankruptcy or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

Each Guarantor hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and this Guarantee.  This Guarantee is a guarantee of payment and not of collection.  If any Holder or the Trustee is required by any court or otherwise to return to the Company or to the Guarantors, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Guarantee to the extent theretofore discharged, shall be reinstated in full force and effect.  Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand (a) subject to this Article 12, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in

Article 5 hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee.

SECTION 12.02.  Execution and Delivery of Guarantee.  To further evidence the Guarantee set forth in Section 12.01, each Guarantor hereby agrees that it shall execute a Guarantee substantially in the form attached hereto as Exhibit A and that a notation of such Guarantee shall be endorsed on each Security authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an officer of such Guarantor.

Each Guarantor hereby agrees that its Guarantee set forth in Section 12.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

If an officer of a Guarantor whose signature is on this Indenture or a Guarantee no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, such Guarantor’s Guarantee of such Security shall be valid nevertheless.

The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantors.

SECTION 12.03.  Future Guarantors.  The Company covenants and agrees that it shall cause each Person that becomes a Guarantor hereunder after the date hereof to execute and deliver to the Trustee an indenture supplemental hereto, substantially in the form of Schedule II attached hereto, evidencing the same.

SECTION 12.04.  Release of a Guarantor.   Subject to the provisions of Section 10.07, upon the sale, exchange, transfer or other disposition (by merger or otherwise), other than a lease, of a Guarantor, or of all of the Capital Stock of a Guarantor, or all, or substantially all, the assets of a Guarantor, to any Person that is not an Affiliate of the Company, such Guarantor shall be deemed to be automatically and unconditionally released and discharged from all its obligations under its Guarantee and under this Article 12 without any further action required on the part of the Trustee or any Holder.  The Trustee shall deliver an appropriate instrument evidencing such release and discharge upon receipt of a Company Request accompanied by an Officers’ Certificate certifying as to the compliance with this Section 12.04.

SECTION 12.05.  Waiver of Subrogation.  Until this Indenture is discharged and all of the Securities are discharged and paid in full, each Guarantor hereby irrevocably waives and agrees not to exercise any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the Company’s obligations under the Securities or this Indenture and such Guarantor’s obligations under this Guarantee and this Indenture, in any such instance including any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights.  If any amount shall be paid to any Guarantor in violation of the preceding sentence and any amounts owing to the Trustee or the Holders of Securities under the Securities, this Indenture, or any other document or instrument delivered under or in connection with such agreements or instruments, shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in the trust for the benefit of, the Holders of the Securities, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied to the Securities, whether matured or unmatured, in accordance with the terms of this Indenture.  Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 12.05 is knowingly made in contemplation of such benefits.

SECTION 12.06.  Reliance on Judicial Order or Certificate of Liquidating Agent Regarding Dissolution, Etc. of Guarantors.  Upon any payment or distribution of assets of any Guarantor referred to in this Article 12, the Trustee, subject to the provisions of Section 6.01, and the Holders, shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 12.

SECTION 12.07.  Limitation of Guarantor’s Liability.  Notwithstanding any other provision hereof, each Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantee by such Guarantor pursuant to its Guarantee does not constitute a fraudulent transfer or conveyance for purposes of Title 11 of the United States Code, as amended, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or foreign law.  To effectuate the foregoing intention, each Holder and each Guarantor hereby irrevocably agree that the obligations of such Guarantor under this Guarantee shall be limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor, will result in the obligations of the Guarantor under its Guarantee not constituting such fraudulent transfer or conveyance.

SECTION 12.08.  Obligations Reinstated.  The obligations of each Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced the obligations of such Guarantor hereunder (whether such payment shall have been made by or on behalf of the Company) is rescinded or reclaimed from any of the Holders upon the insolvency, bankruptcy, liquidation or reorganization of the Company or such Guarantor or otherwise, all as though such payment had not been made.  If demand for, or acceleration of the time for, payment by the Company is stayed upon the insolvency, bankruptcy, liquidation or reorganization of the Company, all such Indebtedness otherwise subject to demand for payment or acceleration shall nonetheless be payable by each Guarantor as provided herein.

SECTION 12.09.  No Obligation to Take Action Against the Company.  Neither the Trustee nor any other Person shall have any obligation to enforce or exhaust any rights or remedies or to take any other steps under any security for the obligations under this Indenture or against the Company or any other Person or any property of the Company or any other Person before the Trustee is entitled to demand payment and performance by any Guarantor of its liabilities and obligations under its Guarantee or under this Indenture.

ARTICLE 13
DEFEASANCE AND COVENANT DEFEASANCE

SECTION 13.01.  Applicability of Article; Company’s Option to Effect Defeasance or Covenant Defeasance.  If pursuant to Section 3.01 provision is made for either or both of (a) defeasance of the Securities of or within a series under Section 13.02 or (b) covenant defeasance of the Securities of or within a series under Section 13.03 to apply to Securities of such series, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article 13 (with such modifications thereto as may be specified pursuant to Section 3.01 with respect to any Securities), shall be applicable to such Securities, and the Company may at its option, at any time, with respect to such Securities, elect to have either Section 13.02 (if applicable) or Section 13.03 (if applicable) be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Article 13.

SECTION 13.02.  Defeasance and Discharge.  Upon the Company’s exercise of its option (if any) to have this Section 13.02 applied to any Securities of or within a series, as the case may be, the Company and the Guarantors shall be deemed to have been discharged from their respective obligations with respect to such Outstanding Securities on the date the conditions set forth in Section 13.04 are satisfied (hereinafter, “defeasance”).

For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such

Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:

(a)        the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in Section 13.04 and as more fully set forth in such Section, payments in respect of the principal of and premium, if any, and interest, if any, on and Additional Amounts, if any, with respect to, such Securities when such payments are due, and any rights of such Holder to convert or exchange such Securities for other securities or property;

(b)        the Company’s obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 6.07, 10.02, 10.03 and 10.06 (but only to the extent that any Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 13.04(a) below);

(c)        the rights, powers, trusts, duties and immunities of the Trustee hereunder; and

(d)        this Article 13.

Subject to compliance with this Article 13, the Company may exercise its option (if any) under this Section 13.02 notwithstanding the prior exercise of its option (if any) under Section 13.03 with respect to such Securities.

SECTION 13.03.  Covenant Defeasance.  Upon the Company’s exercise of its option (if any) to have this Section 13.03 applied to any Securities of or within a series, as the case may be, the Company and the Guarantors shall be released from their respective obligations provided pursuant to Section 3.01(xvi), 9.01(b) or 9.01(j) or under Sections 8.01, 10.05, 10.07, 12.05, 5.01(d) (as to Sections 8.01, 10.05 and 10.07), 5.01(e), 5.01(f) and 5.01(g) (if Section 5.01(g) is specified as applicable to such Securities) with respect to such Outstanding Securities on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter, “covenant defeasance”).

For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.  Following a covenant defeasance, payment of such Securities may not be accelerated because of an Event of Default specified above in this Section 13.03.

SECTION 13.04.  Conditions to Defeasance or Covenant Defeasance.  The following shall be the conditions to the application of either Section 13.02 or Section 13.03 to any Outstanding Securities of or within a series:

(a)        The Company shall have irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this Article 13 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (1) an amount in Dollars or in such Foreign Currency in which such Securities are then specified as payable at Stated Maturity, or (2) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to below, money in an amount, or (3) a combination thereof, in each case sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities on the Stated Maturity of such principal or installments of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.  Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of any Securities of or within a series at a future date in accordance with any redemption provisions contained in the supplemental indenture relating to such series of Securities, which shall be given effect in applying the foregoing.

(b)        No Event of Default or event with which notice of lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

(c)        Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest for purposes of the Trust Indenture Act (assuming all such Securities are in default within the meaning of the Trust Indenture Act).

(d)        Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

(e)        Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Exchange Act to be delisted.

(f)        In the case of an election under Section 13.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this instrument there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

(g)        In the case of an election under Section 13.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

(h)        Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.01.

(i)         The Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in the Indenture relating to either the defeasance under Section 13.02 or the covenant defeasance under Section 13.03 (as the case may be) have been complied with.

SECTION 13.05.  Deposited Money and Government Obligations to be Held in Trust; Other Miscellaneous Provisions.  Subject to the provisions of the last paragraph of Section 10.03, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee—collectively, solely for purposes of this Section, the “Trustee”) pursuant to Section 13.04 in respect of any Outstanding Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

Unless otherwise specified in or pursuant to this Indenture or any Security, if after a deposit referred in Section 13.04 has been made, (a) a Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.01 or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 13.04 has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to Section 13.04 has been made, the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on and Additional Amounts, if any, with respect to, such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause (a) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event.

The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

Anything in this Article 13 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section 13.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance.

SECTION 13.06.  Acknowledgement of Discharge by Trustee.  Subject to the provisions of Section 13.07 below and after the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that conditions precedent referred to in Section 13.04 relating to the defeasance or covenant defeasance, as the case may be, have been complied with, the Trustee upon request of the Company shall acknowledge in writing the defeasance or the covenant defeasance, as the case may be.

SECTION 13.07.  Reinstatement.  If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company and the Guarantors have been discharged or released pursuant to Section 13.02 or 13.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 13.05 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Securities following reinstatement of its obligations, the Company shall be subrogated to the rights, if any, of the Holders of such Securities to receive such payment from the money so held in trust.

SECTION 13.08.  Qualifying Trustee.  Any trustee appointed pursuant to Section 13.05 for the purpose of holding trust funds deposited pursuant to that Section shall be appointed under an agreement in form acceptable to the Trustee and shall provide to the Trustee a certificate of such trustee, upon which certificate the Trustee shall be entitled to conclusively rely, that all conditions precedent provided for herein relating to the related defeasance or covenant defeasance have been complied with.  In no event shall the Trustee be liable for any acts or omissions of said trustee.

ARTICLE 14
SINKING FUNDS

SECTION 14.01.  Applicability of Article.  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required in or pursuant to this Indenture or any Security of such series issued pursuant to this Indenture.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an “optional sinking fund payment.”  If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 14.02.  Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and this Indenture.

SECTION 14.02.  Satisfaction of Sinking Fund Payments with Securities.  The Company may (a) deliver Outstanding Securities of a series (other than any of such Securities previously called for redemption) and (b) apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that such Securities to be so credited have not been previously so credited.  Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 14.03.  Redemption of Securities for Sinking Fund.  Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing mandatory sinking fund payment for such series pursuant to the terms of such series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 14.02, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not previously delivered.  Not less than 45 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04.  Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

ARTICLE 15
SECURITIES IN FOREIGN CURRENCIES

SECTION 15.01.  Applicability of Article.  Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in this Indenture or the Securities, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

FedEx Corporation, as Issuer
Attest:

By:	By:
Name:	Name:
Title:	Title:

Federal Express Corporation, as Guarantor
Attest:

By:	By:
Name:		Name:
Title:		Title:

FedEx Ground Package System, Inc., as Guarantor

Attest:

By:	By:
Name:		Name:
Title:		Title:

FedEx Freight Corporation, as Guarantor

Attest:

By:	By:
Name:		Name:
Title:		Title:

FedEx Freight, Inc., as Guarantor

Attest:

By:	By:
Name:		Name:
Title:		Title:

FedEx Office and Print Services, Inc., as Guarantor
Attest:

By:	By:
Name:		Name:
Title:		Title:

FedEx Corporate Services, Inc., as Guarantor
Attest:

By:	By:
Name:		Name:
Title:		Title:

Federal Express Europe, Inc., as Guarantor
Attest:

By:	By:
Name:		Name:
Title:		Title:

Federal Express Holdings S.A., as Guarantor
Attest:

By:	By:
Name:		Name:
Title:		Title:

Federal Express International, Inc., as Guarantor
Attest:

By:	By:
Name:		Name:
Title:		Title:

FedEx TechConnect, Inc., as Guarantor
Attest:

By:	By:
Name:		Name:
Title:		Title:

Wells Fargo Bank, National Association, as Trustee

By:
Name:
Title:

SCHEDULE I

SUBSIDIARY GUARANTORS

Federal Express Corporation

FedEx Ground Package System, Inc.

FedEx Freight Corporation

FedEx Freight, Inc.

FedEx Office and Print Services, Inc.

FedEx Corporate Services, Inc.

Federal Express Europe, Inc.

Federal Express Holdings S.A.

Federal Express International, Inc.

FedEx TechConnect, Inc.

I-1

SCHEDULE II

Form of Supplemental Indenture to Add Additional Guarantor

FEDEX CORPORATION, as Issuer

THE ADDITIONAL GUARANTOR NAMED HEREIN

AND

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

Supplemental Indenture

No.

Dated as of                                              ,

             Notes due                                                             ,

SUPPLEMENTAL INDENTURE NO.       , dated as of                     ,            between FedEx Corporation, a Delaware corporation (the “Company”),                                  (the “Additional Guarantor”) and Wells Fargo Bank, National Association, a national banking association duly organized under the laws of the United States (the “Trustee”).

RECITALS

WHEREAS, the Company, the Guarantors party thereto and the Trustee have executed and delivered an Indenture dated as of September   , 2015 (as amended and supplemented, the “Indenture”), to provide for the issuance from time to time of the Company’s Securities;

WHEREAS, Section 12.03 of the Indenture provides that each Person who becomes a Guarantor shall execute a supplemental indenture evidencing the same;

WHEREAS, the Additional Guarantor desires to become a Guarantor under the Indenture; and

WHEREAS, all acts and proceedings required by the Indenture and the organizational documents of the Company and the Additional Guarantor necessary to constitute this Supplemental Indenture No.    a valid and binding agreement for the uses and purposes set forth herein have been done and performed, and the execution and delivery of this Supplemental Indenture No.    have in all respects been duly authorized.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and good and valuable consideration, the receipt of which is hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of the Holders of the Securities of each series, as follows:

ARTICLE 1
RELATION TO THE INDENTURE; DEFINITIONS AND

OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.  Relation to the Indenture.  This Supplemental Indenture No.        constitutes an integral part of the Indenture.

SECTION 1.02.  Definitions and Other Provisions of General Application.  For all purposes of this Supplemental Indenture No.     unless otherwise specified herein:

(a)           all terms defined in this Indenture which are used and not otherwise defined herein shall have the meanings they are given in the Indenture; and

(b)           the provisions of general application stated in Section 1.01 of the Indenture shall apply to this Supplemental Indenture No.      , except that the words “herein,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Supplemental Indenture as a whole and not to the Indenture or any particular Article, Section or other subdivision of the Indenture or this Supplemental Indenture No.       .

ARTICLE 2
ADDITION OF GUARANTOR

SECTION 2.01.  Addition of Guarantor.  The Additional Guarantor is hereby made a party to the Indenture as a Guarantor thereunder.

ARTICLE 3
MISCELLANEOUS PROVISIONS

SECTION 3.01.  Supplemental Indenture. The Indenture, as supplemented and amended by this Supplemental Indenture No.   , is in all respects hereby adopted, ratified and confirmed.

SECTION 3.02.  Effectiveness.  This Supplemental Indenture No.       shall take effect as of the date hereof.

SECTION 3.03.  Execution by the Trustee.  The Trustee has executed this Supplemental Indenture No.       only upon the terms and conditions set forth in the Indenture.  Without limiting the generality of the foregoing, the Trustee shall not be responsible for the correctness of the recitals herein contained, which shall be taken as statements of the Company and the Additional Guarantor, and the Trustee makes no representation and shall have no responsibility for, or in respect of, the validity or sufficiency of this Supplemental Indenture No.       or the execution hereof by any Person (other than the Trustee).

SECTION 3.04.  Governing Law.  This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York). To the fullest extent permitted by applicable law, the Company hereby irrevocably submits to the jurisdiction of any Federal or State court located in the Borough of Manhattan in The City of New York, New York in any suit, action or proceeding based on or arising out of or relating to this Indenture or any Securities and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court.  The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in an inconvenient forum.  The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company, and may be enforced in any courts to the jurisdiction of which the Company is subject by a suit upon such judgment, provided, that service of process is effected upon the Company in the manner specified herein or as otherwise permitted by law.

SECTION 3.05.  Counterparts.  This Supplemental Indenture No.    may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No.    to be duly executed, as of the day and year first written above.

FedEx Corporation, as Issuer
Attest:

By:		By:
	Name:		Name:
	Title:		Title:

[Additional Guarantor(s)], as Guarantor
Attest:

By:		By:
	Name:		Name:
	Title:		Title:

Wells Fargo Bank, National Association, as Trustee

By:
Name:
Title:

II-2

EXHIBIT A

FORM OF GUARANTEE

(the “Guarantor”) hereby, jointly and severally with each other Guarantor, fully and unconditionally guarantees (such guarantee being referred to herein as the “Guarantee”) the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, upon redemption, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest, if any, on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Twelve of the Indenture.

The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth, to the extent and in the manner provided, in Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made.

The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

This Guarantee is subject to release upon the terms set forth in the Indenture.

, as Guarantor

Dated:	By:
Name:
Title:

A-1